Exhibit 99.1

eGain Reports 31% SaaS Revenue Growth in Fiscal Third Quarter

Sunnyvale, CA (May 8, 2019) – eGain (NASDAQ: EGAN), a leading provider of cloud customer engagement solutions, today announced financial results for its fiscal 2019 third quarter ended March 31, 2019.

Ashu Roy, eGain CEO, commented, “We are pleased with our financial performance in the third quarter, with healthy SaaS revenue, net income and cash flow from operations. We also completed a successful equity raise to strengthen our balance sheet, positioning us well to capitalize on strong market demand for AI-powered digital customer engagement.”

Fiscal 2019 Third Quarter Financial Highlights – ASC 606 (standard adopted effective July 1, 2018):

•	Total revenue was $17.0 million, up 8% year over year.
•	SaaS revenue was $11.8 million, up 31% year over year.
•	Subscription revenue, which includes SaaS and legacy support revenue, was $15.3 million, up 15% year over year and comprises of 90% of total revenue.
•	GAAP net income was $1.4 million, or $0.05 per share on a basic and diluted basis, compared to a GAAP net loss of $99,000, or $(0.00) per share on a basic and diluted basis, for Q3 2018.
•

Non-GAAP net income was $2.0 million, or $0.07 per share on a basic basis and $0.06 on a diluted basis, compared to non-GAAP net income of $713,000, or $0.03 per share on a basic basis and $0.02 on a diluted basis, for Q3 2018.

•	Cash provided by operations in the third quarter was $3.8 million, compared to cash used in operations of $189,000 in Q3 2018.
•	Total cash and cash equivalents as of March 31, 2019 was $31.1 million, compared to $11.5 million as of June 30, 2018.

Non-GAAP Financial Measures

This press release includes non-GAAP operating income/(loss) and non-GAAP net income/(loss) as supplemental information relating to our operating results. Non-GAAP net income/(loss) is defined as net income/(loss) adjusted for stock-based compensation expense and amortization of acquired intangible assets. Non-GAAP results are presented for supplemental informational purposes only and should not be considered a substitute for financial information presented in accordance with generally accepted accounting principles, and may be different from non-GAAP measures used by other companies. eGain’s management uses these non-GAAP measures to compare the Company’s performance to that of prior periods for trend analysis and for budgeting and planning purposes. eGain believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing the Company’s financial measures with other software companies, many of which present similar non-GAAP financial measures to investors, and that it allows for greater transparency with respect to key metrics used by management in its financial and operational decision-making. Reconciliation tables of the most comparable GAAP financial measures to the non-GAAP financial measures used in this press release are included with the financial tables at the end of this release. eGain urges investors to review the reconciliation and not to rely on any single financial measure to evaluate the Company’s business.

Quarterly Conference Call Information

eGain will discuss its quarterly results today via teleconference at 2:00 p.m. Pacific Daylight Time. To access the live call, please dial (800) 667-5617 (U.S. toll free) or (334) 323-0509 (international), and give the participant pass code 9335927. A live webcast of the call and slide presentation can be accessed from the investors section at www.egain.com. A replay of the conference call will also be available via telephone beginning approximately two hours after conclusion of the call and remain in effect for one week. An archive of the webcast will also be available on the investors section at www.egain.com.

About eGain

eGain customer engagement solutions power digital transformation for leading brands. Our top-rated cloud applications for social, mobile, web, and contact centers help clients deliver connected customer journeys in an omnichannel world. To learn more about eGain, visit www.egain.com.

Cautionary Note Regarding Forward-Looking Statements. This press release contains forward-looking statements within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. These forward-looking statements include our beliefs regarding demand for our products, including our belief that we see positive business and customer momentum and that our pipeline and the demand for our AI-powered customer engagement platform offering is strong and positions us for enhanced growth opportunities, among other matters.  These forward-looking statements also include our beliefs with respect to SaaS revenue growth and Subscription revenue growth for the current fiscal year. The achievement or success of the matters covered by such forward-looking statements involves risks, uncertainties and assumptions. If any such risks or uncertainties materialize or if any of the assumptions prove incorrect, the Company’s results could differ materially from the results expressed or implied by the forward-looking statements we make. The risks and uncertainties referred to above include, but are not limited to: risks associated with new product releases; risks that customer demand may fluctuate or decrease; risks that we are unable to collect unbilled contractual commitments; risks that our SaaS based revenue model and lengthy sales cycles may negatively affect our operating results; currency risks; our ability to capitalize on customer engagement; the success of organization changes; risks related to our reliance on a relatively small number of customers for a substantial portion of our revenue; our ability to compete successfully and manage growth; our ability to develop and expand strategic and third party distribution channels; risks related to our international operations; our ability to invest resources to improve our products and continue to innovate; and other risks detailed from time to time in eGain’s public filings, including eGain’s annual report on Form 10-K filed on September 13, 2018 and subsequent reports filed with the Securities and Exchange Commission, which are available on the Securities and Exchange Commission’s Web site at www.sec.gov. These forward-looking statements are based on current expectations and speak only as of the date hereof. The Company assumes no obligation to update these forward-looking statements.

eGain, the eGain logo, and all other eGain product names and slogans are trademarks or registered trademarks of eGain Corp. in the United States and/or other countries. All other Company names and products mentioned in this release may be trademarks or registered trademarks of the respective companies.

MKR Group Investor Relations

Todd Kehrli or Jim Byers

Phone: 323-468-2300

Email: egain@mkr-group.com

eGain Corporation

Condensed Consolidated Balance Sheets

(in thousands)

(unaudited)

	March 31, 2019 (*)	June 30, 2018
ASSETS
Current assets:
Cash and cash equivalents	$31,078	$11,498
Restricted cash	6	6
Accounts receivable, net	15,139	7,389
Costs capitalized to obtain revenue contracts, net	734	986
Prepaid expenses	2,217	2,374
Other current assets	497	285
Total current assets	49,671	22,538
Property and equipment, net	456	559
Costs capitalized to obtain revenue contracts, net of current portion	1,928	891
Intangible assets, net	362	733
Goodwill	13,186	13,186
Other assets	2,171	1,715
Total assets	$67,774	$39,622

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
Current liabilities:
Accounts payable	$3,683	$3,905
Accrued compensation	6,007	5,706
Accrued liabilities	2,290	2,285
Deferred revenue	26,316	18,364
Capital lease obligations	1	42
Bank borrowings, net of deferred financing costs	7	259
Total current liabilities	38,304	30,561
Deferred revenue, net of current portion	6,985	7,833
Bank borrowings, net of current portion and deferred financing costs	—	8,941
Other long-term liabilities	969	1,000
Total liabilities	46,258	48,335
Commitments and contingencies
Stockholders' equity (deficit):
Common stock	30	28
Additional paid-in capital	368,599	346,222
Notes receivable from stockholders	(87)	(85)
Accumulated other comprehensive loss	(1,584)	(1,618)
Accumulated deficit	(345,442)	(353,260)
Total stockholders' equity (deficit)	21,516	(8,713)
Total liabilities and stockholders' equity (deficit)	$67,774	$39,622
(*) Includes the impact from the adoption of ASU 2014-09 (Topic 606)

eGain Corporation

Condensed Consolidated Statements of Operations

(in thousands, except per share data)

(unaudited)

	Three Months Ended		Nine Months Ended
	March 31,		March 31,
	2019	2018	2019	2018
Revenue:
Subscription	$15,318	$13,364	$44,868	$37,823
Professional services	1,686	2,381	5,540	7,895
Total revenue	17,004	15,745	50,408	45,718
Cost of revenue:
Cost of subscription	3,625	3,317	10,711	9,543
Cost of professional services	1,672	2,118	5,362	6,907
Total cost of revenue	5,297	5,435	16,073	16,450
Gross profit	11,707	10,310	34,335	29,268
Operating expenses:
Research and development	3,622	3,641	10,777	10,780
Sales and marketing	4,320	4,360	12,706	13,255
General and administrative	1,976	1,865	6,180	5,439
Total operating expenses	9,918	9,866	29,663	29,474
Income (loss) from operations	1,789	444	4,672	(206)
Interest expense, net	(120)	(215)	(449)	(798)
Other expense, net	(199)	(188)	(189)	(349)
Income (loss) before income tax expense	1,470	41	4,034	(1,353)
Income tax expense	(72)	(140)	(32)	(102)
Net income (loss)	$1,398	$(99)	$4,002	$(1,455)
Per share information:
Earnings (loss) per share:
Basic	$0.05	$(0.00)	$0.14	$(0.05)
Diluted	$0.05	$(0.00)	$0.13	$(0.05)
Weighted-average shares used in computation:
Basic	28,426	27,350	27,993	27,258
Diluted	30,229	27,350	29,909	27,258

Stock-based compensation included in above costs and expenses:
Cost of revenue	$97	$51	$241	$260
Research and development	163	59	387	444
Sales and marketing	81	74	181	266
General and administrative	158	124	388	393
	$499	$308	$1,197	$1,363

Amortization of intangible assets included in above costs and expenses:
Cost of revenue	$67	$67	$201	$201
Research and development	—	437	170	1,310
	$67	$504	$371	$1,511

eGain Corporation

GAAP to Non-GAAP Reconciliation Table

(in thousands, except per share data)

(unaudited)

	Three Months Ended March 31,		Nine Months Ended March 31,
	2019	2018	2019	2018
Income (loss) from operations	$1,789	$444	$4,672	$(206)
Add:
Stock-based compensation	499	308	1,197	1,363
Amortization of acquired intangibles	67	504	371	1,511
Non-GAAP income from operations	$2,355	$1,256	$6,240	$2,668

Net income (loss)	$1,398	$(99)	$4,002	$(1,455)
Add:
Stock-based compensation	499	308	1,197	1,363
Amortization of acquired intangibles	67	504	371	1,511
Non-GAAP net income	$1,964	$713	$5,570	$1,419
Per share information:
Non-GAAP earnings per share:
Basic	$0.07	$0.03	$0.20	$0.05
Diluted	$0.06	$0.02	$0.19	$0.05
Weighted-average shares used in computation:
Basic	28,426	27,350	27,993	27,258
Diluted	30,229	29,048	29,909	27,518

eGain Corporation

Other GAAP to Non-GAAP Supplemental Financial Information

(in thousands)

(unaudited)

	Three Months Ended March 31,				Growth Rates
	2019			2018
	Reported under Topic 606	Topic 606 Impact	Excluding Topic 606 Impact	Reported under Topic 605	Reported under Topic 606	Excluding Topic 606 Impact
Total deferred revenue:
GAAP deferred revenue	$33,301	$(3,670)	$29,631	$29,586
Unbilled and uncollected contractual commitments (off-balance sheet)	30,516	5,998	36,514	41,525
Total deferred revenue:	$63,817	$2,328	$66,145	$71,111	(10%)	(7%)

Revenue:
SaaS	$11,849	$84	$11,933	$9,062	31%	32%
Legacy support	3,469	(21)	3,448	4,302	(19%)	(20%)
GAAP subscription	15,318	63	15,381	13,364	15%	15%
GAAP professional services	1,686	70	1,756	2,381	(29%)	(26%)
Total non-GAAP revenue	$17,004	$133	$17,137	$15,745	8%	9%

Cost of Revenue:
GAAP subscription	$3,625			$3,317
Add back:
Amortization of intangible assets	(67)			(67)
Non-GAAP subscription	$3,558			$3,250

GAAP professional services	$1,672			$2,118
Add back:
Stock-based compensation	(97)			(51)
Non-GAAP professional services	$1,575			$2,067

GAAP total cost of revenue	$5,297			$5,435
Add back:
Stock-based compensation	(97)			(51)
Amortization of intangible assets	(67)			(67)
Non-GAAP total cost of revenue	$5,133			$5,317	(3%)

Gross Profit:
Non-GAAP subscription	$11,760			$10,114
Non-GAAP professional services	111			314
Non-GAAP gross profit	$11,871			$10,428	14%

Operating expenses:
GAAP research and development	$3,622			$3,641
Add back:
Stock-based compensation expense	(163)			(59)
Amortization of acquired intangible assets	-			(437)
Non-GAAP research and development	$3,459			$3,145	10%

GAAP sales and marketing	$4,320	$146	$4,466	$4,360
Add back:
Stock-based compensation expense	(81)			(74)
Amortization of acquired intangible assets	—			-
Non-GAAP sales and marketing	$4,239			$4,286	(1%)

GAAP general and administrative	$1,976			$1,865
Add back:
Stock-based compensation expense	(158)			(124)
Amortization of acquired intangible assets	—			—
Non-GAAP general and administrative	$1,818			$1,741	4%

GAAP operating expenses	$9,918			$9,866
Add back:
Stock-based compensation expense	(402)			(257)
Amortization of acquired intangible assets	—			(437)
Non-GAAP operating expenses	$9,516			$9,172	4%

eGain Corporation

Other GAAP to Non-GAAP Supplemental Financial Information

(in thousands)

(unaudited)

	Nine Months Ended March 31,				Growth Rates
	2019			2018
	Reported under Topic 606	Topic 606 Impact	Excluding Topic 606 Impact	Reported under Topic 605	Reported under Topic 606	Excluding Topic 606 Impact
Total deferred revenue:
GAAP deferred revenue	$33,301	$(3,670)	$29,631	$29,586
Unbilled and uncollected contractual commitments (off-balance sheet)	30,516	5,998	36,514	41,525
Total deferred revenue:	$63,817	$2,328	$66,145	$71,111	(10%)	(7%)

Revenue:
SaaS	$33,448	$124	$33,572	$23,754	41%	41%
Legacy support	11,420	(90)	11,330	14,069	(19%)	(19%)
GAAP subscription	44,868	34	44,902	37,823	19%	19%
GAAP professional services	5,540	(735)	4,805	7,895	(30%)	(39%)
Total non-GAAP revenue	$50,408	$(701)	$49,707	$45,718	10%	9%

Cost of Revenue:
GAAP subscription	$10,711			$9,543
Add back:
Amortization of intangible assets	(201)			(201)
Non-GAAP subscription	$10,510			$9,342

GAAP professional services	$5,362			$6,907
Add back:
Stock-based compensation	(241)			(260)
Non-GAAP professional services	$5,121			$6,647

GAAP total cost of revenue	$16,073			$16,450
Add back:
Stock-based compensation	(241)			(260)
Amortization of intangible assets	(201)			(201)
Non-GAAP total cost of revenue	$15,631			$15,989	(2%)

Gross Profit:
Non-GAAP subscription	$34,358			$28,481
Non-GAAP professional services	419			1,248
Non-GAAP gross profit	$34,777			$29,729	17%

Operating expenses:
GAAP research and development	$10,777			$10,780
Add back:
Stock-based compensation expense	(387)			(444)
Amortization of acquired intangible assets	(170)			(1,310)
Non-GAAP research and development	$10,220			$9,026	13%

GAAP sales and marketing	$12,706	$438	$13,144	$13,255
Add back:
Stock-based compensation expense	(181)			(266)
Amortization of acquired intangible assets	—			-
Non-GAAP sales and marketing	$12,525			$12,989	(4%)

GAAP general and administrative	$6,180			$5,439
Add back:
Stock-based compensation expense	(388)			(393)
Amortization of acquired intangible assets	—			—
Non-GAAP general and administrative	$5,792			$5,046	15%

GAAP operating expenses	$29,663			$29,474
Add back:
Stock-based compensation expense	(956)			(1,103)
Amortization of acquired intangible assets	(170)			(1,310)
Non-GAAP operating expenses	$28,537			$27,061	5%